As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos. 333-119022; 811-21634

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 58	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 60	☒

Access One Trust

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copies to:

Michael L. Sapir

ProFund Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Richard F. Morris ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐                 immediately upon filing pursuant to paragraph (b)

☒               on (April 30, 2019) pursuant to paragraph (b)

☐                 60 days after filing pursuant to paragraph (a)(1)

☐                 On (date) pursuant to paragraph (a)(1)

☐                 75 days after filing pursuant to paragraph (a)(2)

☐                 on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐                 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

MAY 1, 2019

Access VP High Yield FundSM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website at ProFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as banks and insurance companies).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Section
4	Access VP High Yield FundSM
9	Investment Objectives, Principal Investment Strategies and Related Risks
15	Fund Management
17	General Information
23	Financial Highlights

Summary Section

4 :: Access VP High Yield FundSM

Important Information About the Fund

If Access VP High Yield FundSM (the "Fund") is successful in meeting its objective, its net asset value ("NAV") should generally gain value as the high yield market (i.e., the U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its NAV should generally decrease in value as the high yield market is falling (losing value).

Investment Objective

The Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.58%
Total Annual Fund Operating Expenses*†	1.58%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

†  The information in the table has been restated to reflect current fees and expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Access VP High Yield FundSM	$161	$499	$860	$1,878

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 1,539% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund's portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in derivatives, money market instruments and U.S. Treasury obligations that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

> Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt instruments in order to gain exposure to the high yield market. These derivatives principally include:

•  Credit Default Swaps ("CDS") — As a substitute for investing directly in bonds in order to gain credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide long exposure to credit, it will generally be a net seller of credit protection with respect to North American high yield debt issuers. Selling credit protection is equivalent to being "long" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

•  U.S. Treasury Futures Contracts — The Fund intends to invest in U.S. Treasury futures contracts in order to obtain interest rate exposure similar to the interest rate exposure that is present in high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts

Access VP High Yield FundSM :: 5

traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally purchase U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>  Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

•  U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•  Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

>  U.S. Treasury Obligations — The Fund invests in obligations of the U.S. Department of the Treasury ("U.S. Treasury"), including Treasury bills and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. These debt securities carry different interest rates, maturities and issue dates.

The Fund seeks to maintain exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield market. There is no assurance that the Fund will achieve its investment objective.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Credit Default Swaps (CDS) Risk — The Fund will normally be a net seller of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund's ability to access such collateral, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Active Management Risk — The Fund is actively managed and its performance reflects, in part, the investment decisions that ProFund Advisors makes for the Fund. Those investment decisions may not produce the intended results. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could lose value or underperform its performance benchmark or other funds with a similar investment objective or strategy. There can be no assurance that the portfolio managers will continue to be associated with the Fund for any length of time. The loss of the services of one or more portfolio managers could have an adverse impact on the Fund's ability to realize its investment objective.

Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the Fund. Debt instruments have varying levels of sensitivity to changes in interest rates. Typically the value of

6 :: Access VP High Yield FundSM

an outstanding debt instrument falls when interest rates rise. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and would generally be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets in general. These factors may cause the value of an investment in the Fund to change.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific financial instruments. The ability to trade certain financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") typically involves greater levels of credit, prepayment, liquidity and valuation risk than investment in or exposure to higher rated instruments. High yield debt instruments are generally more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These instruments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these instruments and reduce market liquidity (liquidity risk). Less active secondary or public markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the instrument with a lower yielding instrument, resulting in a decreased return for investors. If the issuer of an instrument is in default with respect to interest or principal payments, the issuer's instrument could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance.

Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments will fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Moderate economic recovery and recent policy changes may increase the likelihood that interest rates will rise. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of debt instruments with longer maturities typically fluctuates more in response to interest rate changes than debt instruments with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the total return of the high yield market.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund's volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Access VP High Yield FundSM :: 7

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the Fund's portfolio investments trade in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund may change, perhaps significantly, on days and at times when shareholders are unable to purchase, redeem, or exchange shares.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. The Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 13.22%;

Worst Quarter (ended 3/31/2009): -14.96%.

Average Annual Total Returns

For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
Access VP High Yield FundSM	-0.61%	3.08%	7.40%	5/2/05
Markit iBoxx $ Liquid High Yield Index#	-1.51%	3.22%	9.33%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions will generally not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are a holder of such a contract or policy, or if you are investing through a pension or retirement plan that is a tax-advantaged arrangement, you may be taxed later upon distributions with respect to or from those contracts or arrangements. The Fund intends to distribute income, if any, at least quarterly and capital gains, if any, at least annually.

8 :: Access VP High Yield FundSM

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or may be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary's website or consult the prospectus for the contract or policy.

Investment Objective,
Principal Investment Strategies and
Related Risks

10 :: Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional details about the Funds' investment objectives, principal investment strategies and related risks.

Investment Objectives

The Access VP High Yield FundSM (the "Fund" or the "Access One Fund") offered herein is a series of the Access One Trust (the "Trust"). The Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

The Fund's investment objective is non-fundamental, meaning it may be changed by the Board of Trustees ("Board"), without the approval of Fund shareholders.

Principal Investment Strategies

In seeking to achieve the Fund's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment and industry diversification of the Fund's overall portfolio. The Advisor does not conduct fundamental analysis in managing the Fund.

The Fund is not a traditional index fund. The Fund seeks to provide investment results that correspond to the high-yield market, but does not attempt to replicate the performance of a specific index, including the index shown in the performance table. The investment techniques utilized are intended to maintain high correlation with, and similar aggregate characteristics to those of high yield debt securities ("junk bonds") and/or the high yield debt securities market ("high yield market"). For example, the Fund may gain exposure to only a representative sample of securities which is intended to have aggregate characteristics similar to those of the high yield market. In addition, the Fund may obtain exposure to components not included in the high yield market or overweight or underweight certain components contained in the high yield market.

ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the high yield market without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Fund does not take temporary defensive positions.

The Fund is subject to the "names rule" (Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")), and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Such exposure may be obtained through direct investments in the securities and/or through investments with similar economic characteristics (i.e., high yield securities market and/or financial instruments with similar economic characteristics). For purposes of such investment policy, "assets" includes not only the amount of the Fund's net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of bonds, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund's books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days' notice prior to changes in the Fund's name policy.

Principal Risks

Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund's portfolio are called "principal risks." The principal risks for the Fund are described in the Fund's Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subject, is provided below. The Statement of Additional Information ("SAI") contains additional information about the Fund, their investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

Risks Associated With the Use of Derivatives

The Fund obtains investment exposure through derivatives (including investing in swap agreements, futures contracts and similar instruments). Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., securities in the high yield market). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund's returns. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Other Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund. The Fund's NAV will change daily based on the performance of the high yield market, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the

Investment Objective, Principal Investment Strategies and Related Risks :: 11

Fund will depend upon the types of investments in which the Fund invests, the Fund's level of investment in particular issuers and other factors, including the financial condition, sector, economic sector and location of such issuers.

Credit Default Swaps (CDS) Risk — While the Fund will normally be a net "seller" of CDS, at times the Fund may be a net "buyer" of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Funds intend, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a Fund invests or in the reference entities subject to the CDS. As a result, a Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties to achieve the requisite exposure to underlying reference entities and there are no limitations on the notional amount established for the CDS, a CDS may involve many reference entities. In such cases, counterparty risk may be amplified.

Counterparty Risk — A Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund's ability to access such collateral, the value of any investment in the Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. Each Fund typically enters into transactions with counterparties that present minimal credit risk based on ProFund Advisor's assessment of the counterparty's capacity to meet its financial obligations during the term of the agreement or transaction. These are usually only major, global financial institutions. A Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. In the case of centrally cleared swaps and exchange-traded futures contracts, although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant ("FCM") or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission ("CFTC") regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures and options on futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a "bail in").

Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, service providers and the relevant listing exchange are susceptible to operational, information security and related "cyber" risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital

12 :: Investment Objective, Principal Investment Strategies and Related Risks

systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of a Fund's third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their third party service providers or the issuers in which the Funds invest. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such an issuer, and may cause a Fund's investment in such an issuer to lose value.

Debt Instrument Risk — Each Fund may invest in debt instruments or seek exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact financial markets.

Operational Risk — A Fund, its service providers, and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed and inadequate controls, and fraud. These errors may adversely affect a Fund's operations, including its ability optimize its investment process or calculate its NAV in a timely manner. The Funds rely on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, each Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. In particular, errors in the order information may result in the purchase or sale of the instruments in which a Fund invests in a manner that may be disadvantageous to the Funds. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that may impact the performance of a Fund and a Fund may be unable to recover any damages associated with such failures.

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund's description of principal strategies. Additional information about the types of investments that a Fund may make is set forth in the SAI.

>  Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the securities back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>  U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

Investment Objective, Principal Investment Strategies and Related Risks :: 13

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for "swap dealers" and "major swap participants" as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital, margin and mandatory clearing requirements for certain swaps, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

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Fund Management

16 :: Fund Management

Board of Trustees and Officers

The Fund's Board of Trustees is responsible for the general supervision of the Trust. The Trust's officers are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Funds. ProFund Advisors has served as the investment adviser and management services provider since the Fund's inception. ProFund Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of the Fund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Fund is available in the Fund's annual report to shareholders dated December 31, 2018. Subject to the condition that the aggregate daily net assets of the Trust and ProFunds (ProFunds funds are not part of the Trust and are offered through a separate prospectus) be equal to or greater than $10 billion, ProFund Advisors has agreed to reduce the Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended December 31, 2018, Fund's annual investment advisory fee was not subject to such reductions. During the year ended December 31, 2018, the Fund paid ProFund Advisors fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access VP High Yield FundSM+	0.89%

+  The actual percentage shown exceeds the contractual fee rate in the Investment Advisory Agreement. The amount shown reflects the recoupment of a fee waiver as permitted by the expense limitation agreement.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Fund as set forth in the summary section relating to the Fund. Each Portfolio Manager's business experience for the past five years is listed below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the Access One Funds can be found in the SAI.

Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.

Benjamin McAbee, ProShare Advisors: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProShares Capital Management LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2012.

Other Service Providers

ProFunds Distributors, Inc. (the "Distributor"), located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. ("Citi"), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator to the Fund, providing operations, compliance and administrative services. FIS Investor Services LLC ("FIS"), located at 4249 Easton Way, Suite 400, Columbus, OH 43219, acts as transfer agent for the Fund, maintaining shareholder account records for the Fund, distributing distributions payable by the Fund, and producing statements with respect to account activity for the Fund and their shareholders.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Fund under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Fund for such services. During the year ended December 31, 2018, the Fund paid ProFund Advisors management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access VP High Yield FundSM+	0.12%

+  The actual percentage shown exceeds the contractual fee rate in the Management Services Agreement. The amount shown reflects the recoupment of a fee waiver as permitted by the expense limitation agreement.

General Information

18 :: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the NAV per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). The Fund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class' outstanding shares.

The Fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held are generally valued at the last sale price prior to the time the Fund determines its NAV. Routine valuation of certain derivatives is performed using procedures approved by the Board.

If market quotations are not readily available, an investment may be valued by a method that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board approved fair valuation procedures. At times, a Fund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the Fund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures involve the risk that a Fund's valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it.

The Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for any day during which the relevant bond markets are closed and the NYSE is open (currently expected to be Columbus Day and Veterans' Day).

To the extent a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which a Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Washington's Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence

Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice.

The NYSE will close early (1:00 p.m. Eastern Time) on the days before Independence Day and Christmas Day and on the day after Thanksgiving Day.

Form of Redemption Proceeds

You may receive redemption proceeds of your sale of shares of the Fund in a check, ACH, or federal wire transfer. The Fund typically expects that it will take one to three days following the receipt of your redemption request made in "good order" to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. The Fund reserves the right to redeem in-kind. Each of these redemption methods may be used regularly and in stressed market conditions in conformity with applicable rules of the SEC.

Cost Basis Reporting: Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Fund's website at ProFunds.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Dividends and Distributions

The Fund intends to distribute its net investment income and capital gains, if any, to shareholders at least annually to qualify for treatment as a RIC for U.S. federal income tax purposes, as follows:

	Dividends		Capital Gains
ProFund Name	Accrued	Paid	Paid
Access VP High Yield	Quarterly	Quarterly	Annually

The Fund does not announce dividend distribution dates in advance. Certain investment strategies employed by the Fund may produce income or net short-term capital gains which the Fund would seek to distribute more frequently. The Fund may declare additional capital gains distributions during a year. Each Fund will reinvest distributions in additional shares of the Fund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House ("ACH")).

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and

General Information :: 19

retirement plans, certain insurance companies, and ProFund Advisors. Shares of the Fund are purchased or redeemed at the NAV per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Payment for shares redeemed normally will be made within seven days of redemption. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Fund currently does not foresee any disadvantages to investors if the Funds served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment vehicle might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Escheatment

Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund's transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the "Plan") adopted by the Board of Trustees, and administered by ProFunds Distributors, Inc. (the "Distributor"), the Fund may pay broker-dealers (including the Distributor), insurance companies, investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals, a fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets as compensation for service and distribution related activities with respect to the Fund and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a shareholder's investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the Fund on the financial firms' preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Fund and the quality of the financial firm's relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor's or the Advisor's expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the Fund. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA").

If investment advisers, distributors or affiliates of mutual funds other than the Fund make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their

20 :: General Information

financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Service Fees

The Fund may pay insurers for a variety of administrative services provided in connection with offering the Fund as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the Fund, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the Fund and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of Fund shares.

Frequent Purchases and Redemptions of Access One Shares

It is the general policy of the Fund to permit frequent purchases and redemptions of Fund shares. The Fund imposes no restrictions and charges no redemption fees to prevent or minimize frequent purchases and redemptions of Fund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, the Fund may reject any purchase request for any reason.

As noted under "Investment Objectives, Principal Investment Strategies and Related Risks — Other Principal Risks — Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Tax Consequences

The Fund intends to qualify and be treated each year as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company and complies with the appropriate provisions of the Code, the Fund will not be subject to federal income tax on its investment income and net capital gains that it distributes to shareholders in a timely manner. In order for the Fund to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

Taxation of the shareholders. Shares of the Fund will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company "segregated asset accounts" generally will not be subject to income tax currently on income from the Fund to the extent such income is applied to increase the values of VA Contracts and VLI Policies. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

Except where noted, the discussion below is generally based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under the applicable Code rules.

Because the shareholders of the Fund will be separate accounts or qualified pension or retirement plans, no attempt is made here to particularly describe the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of VA Contracts and VLI Policies, please refer to the prospectus for the relevant variable contract. See the SAI for more information on taxes.

An insurance company separate account that funds VA Contracts and VLI Policies is subject to special diversification requirements under Section 817(h) of the Code. Where all the beneficial interests in a regulated investment company are held by insurance companies and certain other eligible holders, a separate account can "look through" the regulated investment company to determine the separate account's own diversification. Consequently, the Fund intends to diversify its investments in accordance with the requirements of Section 817(h), which generally require that, on the last day of each quarter of each calendar year, no more than 55% of the value of the Fund's total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security guaranteed (to the extent so guaranteed) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet the Section 817(h) diversification requirements, or fails to qualify as a regulated investment company for any taxable year, a separate account investing in the Fund will fail the Section 817(h) requirements and therefore any income accrued under the VA Contracts and VLI Policies invested in the Fund for the calendar year in which the failure occurred and all prior years could become currently taxable to the owners of the contracts. In addition, if the Internal Revenue Service ("IRS") finds an impermissible level of "investor control" of investment options underlying VA Contracts or VLI Policies, the advantageous tax treatment provided with respect to insurance

General Information :: 21

company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Investments by the Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

If, in any year, the Fund were to fail to meet the income, diversification or distribution test for treatment as a regulated investment company, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a regulated investment company that is accorded special tax treatment, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions before requalifying for treatment as a regulated investment company.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, ProFund Advisors, administrator, custodian, transfer agent, and Distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or "third party") beneficiaries of, any of these contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders and right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust's registration statements, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

This Page Intentionally Left Blank

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance for the past five years.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Fund for the year ended December 31, 2018, appears in the annual report of the Fund and is available upon request.

24 :: Access VP High Yield FundSM :: Financial Highlights

Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$28.25		$29.12	$27.51	$29.33	$30.01
Investment Activities:
Net investment income (loss)(a)	0.16		(0.10)	(0.24)	(0.26)	(0.25)
Net realized and unrealized gains (losses) on investments	(0.33)		1.47	2.70	0.31	0.94
Total income (loss) from investment activities	(0.17)		1.37	2.46	0.05	0.69
Capital Contributions:	—		—	—	—	— (b)
Distributions to Shareholders From:
Net investment income	(0.16)		—	—	—	—
In excess of net investment income	(0.37)		(1.11)	(0.85)	(1.38)	(1.03)
Net realized gains on investments	(0.60)		(1.13)	—	(0.49)	(0.34)
Return of capital	(0.21)		—	—	—	—
Total distributions	(1.34)		(2.24)	(0.85)	(1.87)	(1.37)
Net Asset Value, End of Period	$26.74		$28.25	$29.12	$27.51	$29.33
Total Return	(0.61	%)(c)	4.79%	9.00%	0.15%	2.34%
Ratios to Average Net Assets:
Gross expenses	1.72%		1.71%	1.68%	1.85%	1.68%
Net expenses	1.66	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.58	%(c)	(0.34%)	(0.84%)	(0.91%)	(0.84%)
Supplemental Data:
Net assets, end of period (000's)	$16,054		$25,713	$61,327	$21,343	$30,335
Portfolio turnover rate(d)	1,539%		1,407%	1,809%	1,470%	1,361%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the year ended December 31, 2014, the Advisor voluntarily contributed capital of $6,811 in the Fund due to corrections of investment transactions. The contribution represented less than $0.005 to the NAV and 0.02% to the total return. Without this contribution, the total return would have been lower.

(c)  During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.57%, respectively, and the total return would have been (0.62)%.

(d)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts.) The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about the Access One Trust Funds ("Funds") is available in the annual and semi-annual reports to shareholders of the Funds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the Funds in their current Statement of Additional Information ("SAI"), dated May 1, 2019, which has been filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Funds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

Access One Trust

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 or (614) 470-8122
Fax Number: (800) 782-4797 or (614) 470-8718

Website Address: ProFunds.com

You can find reports and other information about the Funds on the SEC's website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.

ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use. Access One Funds are distributed by ProFunds Distributors, Inc.

ProFunds Executive Offices
Bethesda, MD

Investment Company Act File No. 811-21634

AOT0519

ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

7501 WISCONSIN AVENUE, SUITE 1000E

BETHESDA, MARYLAND 20814

(888) 776-5717

This Statement of Additional Information (“SAI”) describes Access VP High Yield FundSM (the “Fund”). The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the financial market or to attempt to hedge an existing investment portfolio. The Fund may be used independently or in combination with other investments as part of an overall investment strategy. The Fund alone does not constitute a balanced investment plan.  Additional funds may be created from time to time.

Investment in the Fund involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Fund to determine whether an investment in a Fund is appropriate. The Fund is not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the Fund’s investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated May 1, 2019 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the annual report to shareholders for the fiscal year ended December 31, 2018, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the Fund are available, without charge, upon request to the address above or by telephone at the numbers above, or at the Fund’s website at ProFunds.com.

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the Fund. This SAI may include information that is not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents and read and retain these documents for future reference.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ACCESS ONE TRUST	1

INVESTMENTS, TECHNIQUES AND RISKS	4

SPECIAL CONSIDERATIONS	17

INVESTMENT RESTRICTIONS	18

DETERMINATION OF NET ASSET VALUE	31

DISCLOSURE OF PORTFOLIO HOLDINGS	17

MANAGEMENT OF ACCESS ONE TRUST	19

PORTFOLIO TRANSACTIONS AND BROKERAGE	30

COSTS AND EXPENSES	28

ADDITIONAL INFORMATION CONCERNING SHARES	35

TAXATION	32

PERFORMANCE INFORMATION	35

FINANCIAL STATEMENTS	35

APPENDIX A	A-1

APPENDIX B	B-1

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition

1933 Act	Securities Act of 1933

1934 Act	Securities and Exchange Act of 1934

1940 Act	Investment Company Act of 1940

Advisor	ProFund Advisors LLC

Affilitated Trust	ProFunds, a separate open-end registered investment company.

Board	Board of Trustees of the Trust

CCO	Chief Compliance Officer

CFTC	U.S. Commodities Futures Trading Commission

Code	Internal Revenue Code of 1986

CPO	Commodity Pool Operator

Distributor	ProFunds Distributor, Inc.

ETF	Exchange traded fund

Fund	The series of the Trust identified on the front cover of this SAI

Fund Complex	All operational registered investment companies that are advised by the Adviser or its affiliates

Independent Trustee(s)	Trustees who are not “Interested Persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act

NAV	Net asset value

SAI	This Statement of Additional Information dated May 1, 2019

SEC	U.S. Securities and Exchange Commission

Shares	The shares of a Fund

Trust	Access One Trust

Trustee(s)	One or more of the trustees of the Trust

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust on July 29, 2004. The Trust is composed of multiple separate series. One series is discussed herein and other series may be added in the future.

The Fund is classified as non-diversified. Portfolio management is provided to the Fund by the Adviser. The investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those of other mutual funds for which the Adviser  acts as investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

The Fund is classified as non-diversified. Portfolio management is provided to the Fund by the Adviser. The investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those of other mutual funds for which the Adviser  acts as investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Fund. Set forth below is further information relating to the Fund, which supplements and should be read in conjunction with the Prospectus. “Shareholders” as used in this SAI refers generally to the participating insurance companies and their separate accounts and to the qualified pension or retirement plans that invest in a Fund, but can also refer to owners of variable contracts funded by such separate accounts, or to participants in such plans, depending on context.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund not specified as fundamental (including the benchmarks of the Fund) may be changed by the Board without the approval of shareholders.

The investment techniques and strategies of the Fund discussed below may be used by the Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. The Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at any time, which time may not be an opportune one for shareholders.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

For purposes of this SAI, the word “invest” refers to the Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct and indirect investments in securities and other instruments. For example, a Fund may often invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.

NAME POLICIES

The Fund is subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances in the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

SWAPS

General

Swaps and other derivatives may be used to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an exchange traded funds (ETFs) representing a particular index or group of securities.

Swaps invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which, the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap.  The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.  As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap.  The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount.  However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

As a trading technique, the Advisor may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. The Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions.  The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability or unwillingness of the counterparties or clearing organization to perform.  If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline.  Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party.  In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index.  The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors.  Thus, to the extent the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.  The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps.

Common Types of Swaps

The Fund may enter into any of several types of swaps, including:

Credit Default Swaps (“CDS”): A CDS generally references one or more debt securities or reference entities. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The Fund will invest in centrally cleared, index-based CDS that provide credit exposure through a single trade to a basket of reference entities. The Fund may also invest in single-name CDS. Single-name CDS provide exposure to a single reference entity and typically are not centrally cleared.

Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators.  They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable to own that asset.  “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate.  Total return swaps provide additional flexibilty of gaining exposure to a market or sector index by using a cost-effective vehicle.

Equity/Index Swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long- or short-term interest rates. For example, the Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Other Swaps.  Other forms of swaps include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Mechanics of the Funds’ Swaps

Payments.  Most swap agreements (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.

Current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date.

In connection with CDS in which the Fund is a “buyer”, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which the Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. The Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation.

Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions to not constitute “senior securities” within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Counterparty Credit Risk.  The Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major, global financial institution. The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for  uncleared over-the-counter swaps because The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and the Fund would only look to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Counterparty credit risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Counterparty credit risk of market participants withrespect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Termination and Default Risk.  Certain of the Fund’s swap agreements contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions.  If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements (and potentially other agreements between the parties and their affiliates) and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Regulatory Margin

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps.  While the Fund is not directly subject to these requirements, where the Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps.  The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation.  In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps.  Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s).  At this time, the initial margin rules do not apply to the Funds’ swap trading relationships.  However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to one or more of the Funds.  In the event that the rules apply, they would impose significant costs on such a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect  the Advisor’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

STRUCTURED NOTES

Structured notes are securities that are collateralized by one or more CDS on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties, and thus, are not registered under the securities laws. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDS (e.g., credit-linked securities), the Fund is also subject to the credit risk of the reference entities underlying the CDS. If one of the underlying reference entities defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.  The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference entity and the effect of changes in the reference entity on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDS, which are subject to additional risks. See “Swaps” for a description of additional risks associated with CDS.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the Fund may utilize for investment purposes, as “cover” for other investment techniques the Fund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the Funds also may invest, if consistent with their investment goal and policies. The Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Investments may include money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Investments may also include pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

U.S. Government Securities

The Fund may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. U.S. government securities include: U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance; U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Convertible Securities

Convertible securities may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. Each Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.  See Appendix B for a description of corporate bond ratings.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired resulting in an elevated risk of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.  At times, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. In some situations, the yields on lower-rated debt securities may rise dramatically, but such higher yields may not reflect the value of the income stream that holders of such securities expect, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. Similar such declines could recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.

The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

COLLATERALIZED DEBT OBLIGATIONS (only applicable to Access Flex High Yield Fund)

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A typical CDO investment is a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

EQUITY SECURITIES

The market price of securities may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

FOREIGN SECURITIES

Foreign securities include securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies. Depositary Receipts (discussed below) also provide exposure to foreign securitiews. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. Foreign securities may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

The Fund may value its financial instruments based upon foreign securities by using market prices of domestically-traded financial instruments with comparable foreign securities market exposure.

Depositary Receipts

Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

Depositary receipts may be sponsored or unsponsored. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

FUTURES CONTRACTS AND RELATED OPTIONS

Futures in General

Futures contracts and options thereon maybe purchased or sold as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physically-settled futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Closing or offsetting transactions are generally entered into before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a gain or loss from futures activities is realized depends generally upon movements in the underlying currency, commodity, security or index. The extent of a loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. Closing transactions may be used with respect to options on futures contracts. The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale by the CFTC.

Transactions in futures and options on futures will be entered into through a futures commission merchant (or “FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC.  Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures (and options thereon) and cleared swaps.  All futures (and options thereon) will be cleared by a central counterparty that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC.

Options on Futures

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Futures Margin Requirements

Upon entering into a futures contract, the Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM and the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Covered Positions

When the Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position the Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Funds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. When required by law, the Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

Correlation Risk; Liquidity

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

FORWARD CONTRACTS

Forward contracts may be used to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, liquid assets will be segregated in an amount equal to the value of the total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of any investment restriction concerning senior securities. The Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.

Depending on the structure of the contract and the underlying assets, forward contracts may be unregulated, regulated as securities transactions under the securities laws, or regulated as “swaps” under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC and CFTC rules thereunder.

SECURITIES AND INDEX OPTIONS

Options on securities, indexes and other assets may be bought or written (sold) for the purpose of realizing the Fund’s investment objective.  Options may settle in cash or settle by a delivery of securities or other assets underlying the options

Physically Settled Options

By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option on an asset, the writer becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the buyer has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the writer becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

Cash-Settled Options

Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set.  The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  All settlements of index option transactions are in cash.

Exercise of Options

During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.

Cleared Options

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction.  Pursuant to relevant regulatory requirements, the Fund is required to agree in writing to be bound by the rules of the OCC. When writing call options on an asset, the Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When the Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for the Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option that the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by th Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options Position Limits

Securities self-regulatory organizations (in general, the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others.  These position limits may restrict the number of listed options which the Fund may buy or sell.  While the Fund is not directly subject to these rules, as a result of rules applicable to broker-dealers with whom the Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.

Index Options

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option and the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies, including ETFs and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “SEC”). If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Investments in certain ETFs in excess of the statutory limit may be made in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

ILLIQUID SECURITIES

A Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law, a Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If, due to the appreciation of illiquid securities, the depreciation of liquid securities, a change in net assets or other circumstances, a Fund’s investment in illiquid assets represents more than 15% (5% in the case of ProFund VP Government Money Market) of the value of its net assets, the Fund is not required to sell any illiquid securities if to do so would not be, in the Advisor’s opinion, in the best interest of the Fund’s shareholders.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, a Fund may determine that a particular restricted security is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities. Where registration of a security is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Fund may have difficulty disposing of such securities promptly.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Funds establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Funds implemented initial portions of their liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Funds’ liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Certain aspects of the liquidity risk management program were implemented effective December 1, 2018, and the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective. The impact the rule will have on the Funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a Fund’s performance and its ability to achieve its investment objective(s).

REPURCHASE AGREEMENTS

The Fund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The investments in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. The Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique which increases investment risk but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirements of the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent the Fund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. The Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Fund may cause the Fund to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as the Fund’s investment objective and strategies. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the Fund invest, are excluded from the calculation of Portfolio Turnover Rate for the Fund. Annual portfolio turnover rates are shown in each Fund’s summary prospectu

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings, which is reviewed on an annual basis. The Board must approve all material amendments to this policy. A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the CCO or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of shareholders, no conflict exists between the interests of shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

SPECIAL CONSIDERATIONS

To the extent discussed herein and in the Prospectus, the Fund presents certain risks, some of which are further described below.

NON-DIVERSIFIED STATUS

The Fund is a “non-diversified” series of the Trust. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. The Fund’s ability to pursue its investment strategy may be limited by the Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. A relatively high percentage of such the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

RISKS TO MANAGEMENT

There may be circumstances outside the control of the Adviser, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or the Fund that make it, for all practical purposes, impossible to re-position the Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent the Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

RISKS TO CYBERSECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of the Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Access VP High Yield FundSM

1.              The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2.              The Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3.              The Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4.              The Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5.              The Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of any investment restriction concerning senior securities.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each series  in the Fund Complex. These characteristics include, among other things, all series have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the series in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund Complex.

The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of the investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed the CCO for the Trust (who is also the CCO for the Advisors). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years, and the number of portfolios in the Fund Complex (as defined below) overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	Context Capital

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; December 2004 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)

Michael L. Sapir** Birth Date: 5/58	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)

*                 Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Adviser.

The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes, and skills necessary to serve as a Trustee of the Trust. In addition to their years of services as Trustees to the Trust and the Affiliated Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Fund, each individual brought experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

COMMITTEES

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met six times, and the Board of Trustees met six times.

TRUSTEE OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000
Russell S. Reynolds, III, Trustee	None	$10,001-$50,000
Michael C. Wachs, Trustee	None	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	Over $100,000

As of April 5, 2019, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2018.

COMPENSATION OF TRUSTEES

During fiscal year ended December 31, 2018, each Independent Trustee was paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees their service on the Board for the fiscal year ended December 31, 2018.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$351	$—	$—	$237,000
Russell S. Reynolds, III, Trustee	$351	$—	$—	$237,000
Michael C. Wachs, Trustee	$351	$—	$—	$237,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$—	$—	$—	$—

OFFICERS

The Trust’s executive officers (the “Officers”), their dates of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o ProFunds, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Christopher E. Sabato Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present) ; Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors, ProFund Advisors LLC, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of the Advisor or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by the Advisor and any funds that have an investment adviser that is an affiliate of the Advisor.

COMPENSATION OF OFFICERS

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor, and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund. The Advisor’s personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report such transactions in Covered Securities, as the term is defined in the COE, including in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight. The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures. Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at www.ProFunds.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 5, 2019, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

See Appendix C to this SAI for a list of the principal holders of any Fund.

INVESTMENT ADVISOR

The Advisor, located at  7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment advisor to all of the Funds and provides investment advice and management services to the Funds. The Advisor  is a limited liability company whose Chief Executive Officer is Michael L. Sapir, and whose Principals are Louis M. Mayberg and William E. Seale. Mr. Sapir and Mr. Mayberg may be deemed to control the Advisor.

INVESTMENT ADVISORY AGREEMENT

Under an investment advisory agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005(the “Advisory Agreement”), the Advisor manages the investment and reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and restrictions, subject to the general supervision and control of the Board and the Trust’s Officers. The Advisor bears all costs associated with providing these services. The Advisory Agreement may be terminated with respect to a series of the Trust at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series, or by the Advisor in each case upon sixty days’ prior written notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the annual report to shareholders dated December 31, 2018.

Pursuant to the Advisory Agreement, the Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%.  In addition, subject to the condition that the aggregate daily net assets of the Trust and the Affiliated Trust be equal to or greater than $10 billion. The Adviser has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s net assets in excess of $2 billion. During the fiscal year ended December 31, 2018, the Fund’s annual investment advisory fee was not subject to such reductions.

Investment Advisory Fees Paid

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, the Advisor was entitled to, and waived, advisory fees in the following amounts:

	ADVISORY FEES
	2016		2017		2018
	Earned	Waived	Earned	Waived	Earned	Waived
Access VP High Yield FundSM	$601,605	$—	$421,993	$13,734	$294,302	$—

The “Earned” columns in the table above include amounts due for investment advisory services provided during the specified fiscal year including amounts that the Advisor recouped pursuant to any applicable expense limitation agreements.

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, as applicable, the amounts of advisory fees waived in the chart above do not reflect the following amounts reimbursed:

	REIMBURSEMENTS
	2016	2017	2018
Access VP High Yield FundSM	$—	$—	$—

MANAGEMENT SERVICES AGREEMENT

Under a separate Amended and Restated Management Services Agreement dated December 15, 2004 (the “Management Agreement”), the Advisor performs certain client support and other administrative services on behalf of the Trust. These services include, in general, assisting the Board in all aspects of the administration and operation of the Trust. Other duties and services performed by the Advisor under the Management Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees. The Advisor bears all costs associated with providing these services. The Management Agreement may be terminated with respect to any series of the Trust at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined by the 1940 Act of that series, or by the Advisor in each case upon sixty days’ prior written notice.

Management Services Fees Paid

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, the Advisor was entitled to, and waived, management services fees:

	MANAGEMENT SERVICES FEES
	2016		2017		2018
	Earned	Waived	Earned	Waived	Earned	Waived
Access VP High Yield FundSM	$80,213	$—	$56,265	$1,831	$39,240	$—

EXPENSE LIMITATION AGREEMENT

The Advisor has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other Fund expenses through at least April 30, 2020 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by the Advisor. This expense limitation excludes brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses. Additionally, the expense limitation does not include any expenses incurred by those underlying investment companies. Amounts waived or reimbursed in a particular contractual period may be recouped by the Advisor within five years of the end of that contract period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver or reimbursement.

Expense Limits

The Fund’s annual operating expenses are limited as follows:

EXPENSE LIMIT
Access VP High Yield FundSM	1.68%

Recoupment

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, the Advisor recouped fee waivers/reimbursement from the prior years in the following amounts:

	FEE WAIVERS/REIMBURSEMENTS RECOUPED
	2016	2017	2018
Access VP High Yield FundSM	$36,174	$—	$62,107

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

The Advisor believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Portfolio Manager Ownership

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of October 31, 2018 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Ryan Dofflemeyer	None	None
Benjamin McAbee	None	None

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager acts, as of October 31, 2018.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets(1)		Number of All Other Pooled Investment Vehicles Managed/Total Assets(2)		Number of All Other Accounts Managed/Total Assets(3)
Ryan Dofflemeyer	2	$28,600,810	14	$1,701,500,390	0	$0
Benjamin McAbee	12	$711,754,370	6	$242,443,008	2	$128,341,594

(1)         Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.

(2)         Includes assets of series of ProShares Trust II.

(3)         Includes sub-advised registered investment companies and exchange-traded funds.

Conflicts of Interest

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

REGISTRATION AS A COMMODITY POOL OPERATOR

The Advisor is registered with the CFTC as a CPO.  However, with respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO and therefore the Advisor, with respect to the Fund, is not subject to registration or regulation as a CPO.

OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, is an indirect wholly owned subsidiary of Citibank, N.A. and acts as the administrator to the Trust. The Administrator provides the Trust with all required general administrative services, including, but not limited to, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator; each series reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to each series under the service agreement. Each series may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The  Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and the Affiliated Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Compliance Service Program.

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, Citi, as Administrator, was entitled to administration fees in the following amounts:

	ADMINISTRATION FEES
	2016	2017	2018
Access VP High Yield FundSM	$31,717	$21,165	$21,292

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.03% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, Citi, as fund accounting agent, was paid fees in the following amounts:

	FUND ACCOUNTING FEES
	2016	2017	2018
Access VP High Yield FundSM	$36,797	$23,842	$16,264

TRANSFER AGENT

Pursuant to a Transfer Agreement between affiliates of FIS Investment Systems LLC and Citi, dated December 19, 2014, FIS Investor Services LLC (“FIS”) acts as transfer agent for each series of the Trust in exchange for fees. The principal business address of FIS is 4249 Easton Way, Suite 400, Columbus, OH 43219. As transfer agent, FIS maintains the shareholder account records for each series of the Trust, distributes distributions payable by each series of the Trust, and produces statements with respect to account activity for each series of the Trust and their shareholders. The Transfer Agent also provides certain materials required to be filed or furnished under state securities laws.

CUSTODIAN

UMB Bank, N.A. acts as Custodian to the Trust. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each series of the Trust, the Custodian, among other things, maintains a custody account or accounts in the name of each series; receives and delivers all assets for each series upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each series and pays all expenses of each series. For its services, the Custodian receives an asset-based fee and reimbursement of certain expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PricewaterhouseCoopers LLP’s address is 100 East Pratt Street, Suite 2600, Baltimore, MD 21202.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Fund. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

The Distributor, a wholly-owned subsidiary of the Advisor serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Funds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the Fund, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the Fund. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the Fund, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the Fund as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the Fund is subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the Fund’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, and other communications regarding the Fund; and providing any related services as the Fund or its investors may reasonably request. Because of the relatively higher volume of transactions in Fund, generally, Fund is authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each Fund.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of the Fund that are invested in the Fund through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the Fund as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, the following administrative services fees were paid:

	ADMINISTRATIVE SERVICES FEES
	2016	2017	2018
Access VP High Yield FundSM	$189,742	$133,143	$93,877

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, the Advisor paid, out of its own resources, $885, $260, and $0, respectively, to administrative service providers.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, but are not limited to: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

DISTRIBUTION OF FUND SHARES

DISTRIBUTION AND SERVICE (12b-1) PLAN

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) adopted by the Trustees, the Fund may pay broker-dealers (including, for avoidance of doubt, the Distributor), insurance companies, investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”), a fee as compensation for service and distribution related activities and for shareholder services.

Under the Plan, the Trust may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares of the Fund on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Plan (on an annual basis) of the average daily net assets of the shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. In addition, an Authorized Firm may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the Fund available to its contract owners as a funding vehicle for variable insurance contracts.

The Advisor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the Fund for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Plan be reduced or eliminated from time to time, the Advisor may agree, in its sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

The Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the Fund regardless of the level of expenditures by Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan in connection with their annual consideration of the Plan’s renewal.

The Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Distribution and Service Agreements. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding shares of the Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding shares of the Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In the Trustees’ quarterly review of the Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Fund investors. These activities and services are intended to make the Fund an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended December 31, 2018, fees were paid under the Plans to authorized financial intermediaries in the following amounts:

DISTRIBUTION 12B-1 PLAN FEES PAID

	Paid	Waived
Access VP High Yield FundSM	$98,101	$—

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Advisor, the Distributor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Advisor or Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of Fund shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Fund does not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Fund will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades. In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a Fund during its most recent fiscal year or during the period of time since the Fund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended December 31, 2018, the Fund did not hold securities of regular brokers or dealers to the Trust.

BROKERAGE COMMISSIONS

For the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, brokerage commissions were paid in the following amounts:

	2016	2017	2018
Access VP High Yield FundSM	$13,361	$9,579	$7,861

The nature of the Fund may cause the Fund to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the Fund’s investors, as well as the Fund’s investment objective and strategies.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a Delaware statutory trust and registered open-end investment company under the 1940 Act. The Trust was organized on July 29, 2004 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify shares of a particular series into one or more classes of that series.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where a series would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the U.S. bond markets are closed and the NYSE is open).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of the Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of the Fund is calculated by dividing the value of the Fund’s assets, less all liabilities, by the number of outstanding shares of the Fund. The Fund records its investment transactions no later than the next business day after the transaction order is placed. When the Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the next business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of the Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the market price of a security is not readily available, or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early or other events result in an exchange or market delaying its normal close.

TAXATION

Overview. Set forth below is a general discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of the Fund’s shares, including in connection with a Variable Contract (as defined below) or a qualified pension or retirement plan, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the shareholders. Shares of the Fund will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance policies or other variable insurance contracts (collectively, Variable Contracts), (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the Fund to the extent such income is applied to increase the values of Variable Contracts. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of the Fund will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a Variable Contract or a participant in a qualified pension or retirement plan, refer to the prospectus for the particular contract or to the plan materials. Because insurance companies (and certain other investors) will be the only shareholders of the Fund, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in the Fund.

Taxation of the Fund. The Fund has elected and intends to qualify and to be eligible each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a)         derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b)         diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)          distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above, unless and until the Internal Revenue Service (“IRS”) issues guidance contrary to such treatment, including retroactively; any such guidance could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above. Also for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for the special tax treatment accorded a RIC and its shareholders and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any taxable year, the Fund were to fail to meet the 90% gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) the Fund would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Investments by the Fund in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by the Fund in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The excise tax generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a RIC for purposes of this exception to the excise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not taken into account.

The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund Variable Contracts. Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, provided that all the beneficial interests in a regulated investment company are held by insurance companies and certain other eligible holders. Consequently, the Fund intends to diversify its investments in accordance with the requirements of Section 817(h), which generally require that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. If the Fund fails to meet the Section 817(h) diversification requirements, or fails to qualify as a regulated investment company for any taxable year, a separate account investing in the Fund will fail the Section 817(h) requirements, which would generally cause the Variable Contracts invested in the Fund to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-advantaged treatment described above. In particular, the IRS has taken the view that too wide a range of RIC investment options underlying a variable contract indicates investor control, and thus potentially results in treatment of the underlying RIC shares as owned directly by the contract holder for U.S. federal income tax purposes. The IRS has ruled publicly that a contract holder’s ability to select from among as many as 20 sub-accounts (each funded through a single RIC), with each such sub-account focused on investments in one sector or geography (including large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks), does not by itself constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Fund, and such guidance could affect the tax-advantaged treatment of an investment in the Fund, including retroactively. If the contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would no longer be tax-advantaged and would instead be included currently in the contract owner’s gross income. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to permit variable contract owners to qualify for such tax-advantaged treatment.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, including insurance companies, owners of Variable Contracts, and participants in qualified pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

ADDITIONAL INFORMATION

PERFORMANCE INFORMATION

Total Return Calculations

From time to time, a Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current NAV and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at NAV. Total return is based on historical earnings and NAV fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a Fund may be subject to substantial short-term changes.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, and DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended December 31, 2018 are incorporated herein by reference to the Fund’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to: Access One Trust, 4400 Easton Way, Suite 200, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

S&P GLOBAL RATINGS (“S&P”)

Long-Term Issue Credit Ratings

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB;B;CCC;CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

D — ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 — An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B — An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R — An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D — An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

MOODY’S INVESTORS SERVICE (“MOODY’S”)

Long-Term Rating Scale

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Rating Scale

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Municipal Investment Grade Rating Scale

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade Rating Scale

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH INVESTOR SERVICES (“FITCH’S)

Issuer Default Ratings

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•                  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•                  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•                  the formal announcement by the issuer or their agent of a distressed debt exchange;

•                  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

the selective payment default on a specific class or currency of debt;

•                  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•                  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Short-Term Issuer or Obligation Rating

F-1 — Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 — Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 — Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High Short-Term Default Risk. Default is a real possibility.

RD — Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS, Inc.

Long Term Obligations Scale

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D — When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Commercial Paper and Short-Term Debt Rating Scale

R-1 (high) — Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) — Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) — Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) — Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) — Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) — Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 — Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 — Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D — When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 5, 2019, the following persons owned 5% or more of the shares of the Funds. Persons who own more than 25% of the shares of a Fund may be deemed to control that Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

As of April 5, 2019, the following persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

Fund	No. of Shares	Percent of the Class Total Assets Held by the Shareholder	State of Incorporation	Parent Company
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	904,848.920	62.59%	OH	Nationwide Mutual Insurance Company

As of April 5, 2019,the following persons owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of the Fund:

Name and Address	Shares Owned	Percentage Shares of the Fund
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	904,848.920	62.59%

TRANSAMERICA PREMIER LIFE INSURANCE CO 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	280,071.096	19.37%

AMERICAN SKANDIA LIFE ASSURANCE CORP SAB ACCOUNT 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	208,561.743	14.43%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

APPENDIX C

DOCUMENT

TITLE:	Proxy Voting Policies and Procedures

FOR:	ProShare Advisors LLC

ProFund Advisors LLC

DATED:	March 1, 2008

AS REVISED:	May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests

It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.

Proxy Voting Guidelines

Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:

•                  Election of Directors- considering factors such as director qualifications, term of office, age limits.

•                  Proxy Contests- considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•                  Election of Auditors- considering factors such as independence and reputation of the auditing firm.

•                  Proxy Contest Defenses- considering factors such as board structure and cumulative voting.

•                  Tender Offer Defenses- considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•                  Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

•                  Capital Structure- considering factors such as common stock authorization and stock distributions.

•                  Executive and Director Compensation- considering factors such as performance goals and employee stock purchase plans.

•                  State of Incorporation- considering factors such as state takeover statutes and voting on reincorporation proposals.

•                  Mergers and Corporate Restructuring- considering factors such as spinoffs and asset sales.

•                  Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

•                  Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).

The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non-U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.

Overview of the Proxy Voting Process

In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.

As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.

As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.

Oversight of the Proxy Voting Process

The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines.

If a registered investment company managed by the Advisor owns shares of another investment company managed by the Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.

The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.

Securities Lending Program

The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under the Funds’ securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.

As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.

Availability of Information; Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:

(1)         proxy voting policies and procedures;

(2)         proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

(3)         any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;

(4)         records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and

(5)         records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.

For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.

Disclosure

The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.

The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.

The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

ACCESS ONE TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Declaration of Trust of Registrant (1)

(b)	By-laws of Registrant (1)

(c)(1)	Article 4 (Beneficial Interest) and Article 7 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust of Registrant (1)

(c)(2)	Article V (Meetings of Shareholders) and Article VI (Shares in the Trust) of the By-laws of Registrant (1)

(d)(1)	Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC (8)

(d)(2)	Schedule A, dated as of September 8, 2014, to Amended Investment Advisory Agreement between Registrant and ProFund Advisors LLC (11)

(d)(3)(i)	Amended Expense Limitation Agreement, dated March 10, 2005, between Registrant and ProFund Advisors LLC (3)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement effective February 28, 2019 to February 29, 2020 (11)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement effective May 1, 2019 to April 30, 2020 (12)

(e)(1)	Distribution Agreement, dated as of September 9, 2013, between Registrant and ProFunds Distributors, Inc. (11)

(e)(2)	Form of ProFunds Distributors, Inc. Dealer Agreement for Investor Class Shares (3)

(e)(3)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Shareholder Services Agreement for Non-FINRA Members (3)

(e)(4)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Distribution and Shareholder Services Agreement for FINRA Registered Members (3)

(f)	Not applicable.

(g)(1)(i)	Custody Agreement (the “Custody Agreement”), dated as of November 6, 1997, between ProFunds and UMB Bank, N.A. (“UMB”) (1)

(g)(1)(ii)	Amendment dated December 15, 2004 to the Custody Agreement between ProFunds and UMB incorporating the Registrant (3)

(g)(1)(iii)	Amendment dated March 10, 2005 to the Custody Agreement between ProFunds, Registrant and UMB (3)

(g)(1)(iv)	Appendix B, dated December 14, 2006, to the Custody Agreement between ProFunds, Registrant and UMB (3)

(g)(1)(v)	Schedule of Fees for Domestic Custody Services, effective April 1, 2015, under the UMB Bank Custody Agreement (9)

(h)(1)(i)	Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Limited Partnership (“BISYS”) (3)

(h)(1)(ii)	Amendment No. 1, dated as of October 5, 2004, to Administration Agreement between ProFunds and BISYS (3)

(h)(1)(iii)	Amendment No. 2, dated December 15, 2004, to Administration Agreement between ProFunds and BISYS, adding Registrant as a party thereto (3)

(h)(1)(iv)	Amendment No. 3, dated as of December 16, 2005, to Administration Agreement by and among ProFunds, BISYS and Registrant (3)

(h)(1)(v)	Assignment of Administration Agreement, dated as of July 30, 2007, by and among ProFunds, Registrant and BISYS to BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) (11)

(h)(1)(vi)	Amendment No. 4, dated as of December 11, 2007, to Administration Agreement by and among ProFunds, Citi Fund Services Ohio, Inc. (“Citi”) (assignee of BISYS Ohio) and Registrant (4)

(h)(1)(vii)	Amendment to the Administration Agreement between ProFunds, Registrant and Citi dated April 1, 2015 (9)

(h)(1)(viii)	Amendment to the Administration Agreement between ProFunds, Registrant and Citi dated June 1, 2018 (11)

(h)(2)(i)	Fund Accounting Agreement, dated as of January 1, 2004, between ProFunds and BISYS Ohio (3)

(h)(2)(ii)	Schedule A, dated as of September 19, 2007, to Fund Accounting Agreement by and among ProFunds, BISYS Ohio and Registrant (4)

(h)(2)(iii)	Amendment No. 1, dated December 15, 2004, to Fund Accounting Agreement between ProFunds and BISYS Ohio adding Registrant as a party thereto (3)

(h)(2)(iv)	Amendment No. 2, dated December 11, 2007, to Fund Accounting Agreement between ProFunds and Citi (formerly BISYS Ohio), dated as of January 1, 2004, adding Registrant as a party thereto (4)

(h)(2)(v)	Amendment to the Fund Accounting Agreement, dated April 1, 2015, between ProFunds, Access One Trust and Citi Fund Services Ohio, Inc. (9)

(h)(3)(i)	Transfer Agency Agreement by and among Registrant and BISYS Ohio, dated as of January 1, 2007 (11)

(h)(3)(ii)	Amendment dated March 19, 2009 to the Transfer Agency Agreement (10)

(h)(3)(iii)	Consent to Assignment of Transfer Agency Agreement by and among ProFunds, Registrant, ProFunds Distributors, Inc. and Citi Fund Services Ohio, Inc., dated April 1, 2015 (9)

(h)(3)(iv)	Amendment No. 3 Dated April 1, 2018 to the Transfer Agency Agreement (10)

(h)(4)	Amended and Restated Management Services Agreement, dated as of May 1, 2008, between Registrant and ProFund Advisors (5)

(h)(5)(i)	Services Agreement, dated as of January 1, 2005, between ProFunds, Registrant and ProFund Advisors (11)

(h)(5)(ii)	Amendment Agreement #1, dated as of September 20, 2006, to the Services Agreement between ProFunds, Registrant and ProFund Advisors (11)

(i)(1)	Opinion and Consent of Counsel with respect to Public Access One Trust (11)

(i)(2)	Opinion and Consent of Counsel with respect to VP Access One Trust (12)

(j)(1)	Consent of Independent Registered Public Accounting Firm with respect to Access one Trust (11)

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to VP Access One Trust (12)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended and Restated Distribution and Service Plan as of September 9, 2013 for Registrant’s Service Class Shares (11)

(m)(2)	VP Distribution and Shareholder Services Plan (2)

(n)(1)	Amended and Restated Multiple Class Plan, dated as of December 1, 2010 (7)

(o)	Not applicable.

(p)(1)	Amended and Restated Combined Code of Ethics of the Registrant, ProFunds, ProShares Trust, ProFund Advisors LLC, ProShare Advisors LLC and ProFunds Distributors, Inc., dated December 12, 2018 (11)

(p)(2)	Code of Ethics of Citi Fund Services, Inc. and Citi Fund Services Ohio, Inc., dated as of January 1, 2016 (9)

(q)(1)	Power of Attorney for Michael Wachs (9)

(q)(2)	Power of Attorney for Russell S. Reynolds, III (9)

(q)(3)	Power of Attorney for Michael L. Sapir (9)

(q)(4)	Power of Attorney for William D. Fertig (9)

(1)	Previously filed on December 10, 2004 as part of Pre-Effective Amendment No. 2 and incorporated herein by reference.
(2)	Previously filed on December 17, 2004 as part of Pre-Effective Amendment No. 3 and incorporated herein by reference.
(3)	Previously filed on February 26, 2007 as part of Post-Effective Amendment No. 14 and incorporated herein by reference.
(4)	Previously filed on February 28, 2008 as part of Post-Effective Amendment No. 16 and incorporated herein by reference.
(5)	Previously filed on February 27, 2009 as part of Post-Effective Amendment No. 18 and incorporated herein by reference.
(6)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 23 and incorporated herein by reference.
(7)	Previously filed on February 28, 2011 as part of Post-Effective Amendment No. 24 and incorporated herein by reference.
(8)	Previously filed on February 25, 2014 as part of Post-Effective Amendment No. 36 and incorporated herein by reference.
(9)	Previously filed on February 26, 2016 as part of Post-Effective Amendment No. 44 and incorporated herein by reference.
(10)	Previously filed on April 30, 2018 as part of Post-Effective Amendment No. 54 and incorporated herein by reference.
(11)	Previously filed on February 27, 2019 as part of Post-Effective Amendment No. 56 and incorporated by reference.
(12)	Filed herein.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust which is incorporated by reference herein.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated July 29, 2004 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses including but not limited to amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he becomes or may have become involved as a party or otherwise or with which he becomes or may have become threatened by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(c) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “ProFunds Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through March 30, 2018.

ITEM 32. Principal Underwriter

Item 32(a) The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814.

Item 32(b) Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Suite 1000E, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg	Director
Don R. Roberson	President
Richard F. Morris	Chief Legal Officer
Victor M. Frye	Secretary and Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c) Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland (records relating to its function as Distributor);

(3)

Citi Fund Services, Ohio, Inc., 4400 Easton Commons Way, Suite 200, Columbus, Ohio and 800 Boylston Street, 24th Floor, Boston, Massachusetts 02199 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator and fund accountant);

(4)	FIS Investor Services LLC, 4249 Easton Way, Suite 400 Columbus, OH 43219 (official records of the Trust and records produced by FIS Investor Services LLC, in its role as transfer agent); and

(5)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

Not Applicable

ITEM 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Access One Trust certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 26, 2019.

ACCESS ONE TRUST

/s/ Todd B. Johnson
Todd B. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir*	Trustee, Chairman	April 26, 2019
Michael L. Sapir

/s/ Russell S. Reynolds, III*	Trustee	April 26, 2019
Russell S. Reynolds, III

/s/ Michael C. Wachs*	Trustee	April 26, 2019
Michael C. Wachs

/s/ William D. Fertig*	Trustee	April 26, 2019
William D. Fertig

/s/ Todd B. Johnson	President	April 26, 2019
Todd B. Johnson

/s/ Christopher E. Sabato	Treasurer	April 26, 2019
Christopher E. Sabato

*By:	/s/ Richard F. Morris
Richard F. Morris
As Attorney-in-fact
April 26, 2019

Exhibit Index

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement effective May 1, 2019 to April 30, 2020

(i)(2)	Opinion and Consent of Counsel with respect to Access One Trust VP

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to Access One Trust